Variable Annuities Issued by Minnesota Life

Supplement dated May 1, 2020 to the following booklets dated May 1, 2020:

•  MultiOption® Achiever Variable Annuity

•  MultiOption® Classic Variable Annuity

Invesco Variable Insurance Funds

On April 12, 2019, a special meeting of the Oppenheimer Variable Account Funds (Oppenheimer VA Funds) was held to consider reorganization of the Oppenheimer VA Funds into newly formed series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds). At the meeting, shareholders of the Oppenheimer VA Funds approved an Agreement and Plan of Reorganization ("Reorganization"), pursuant to which substantially all of the assets of the Oppenheimer VA Funds were transferred to corresponding newly formed series of Invesco Variable Insurance Funds in exchange for shares of the newly formed funds, and in complete liquidation of the Oppenheimer VA Funds. The Reorganization closed May 24, 2019. All general and specific references to the Oppenheimer VA Funds are hereby removed from the prospectus and statement of additional information. All references to the Oppenheimer VA Funds will be replaced by, as applicable, the Invesco Oppenheimer V.I. International Growth Fund, Invesco Oppenheimer V.I. Main Street Small Cap Fund® , and Invesco Oppenheimer V.I. Global Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling our customer service line at 800-362-3141.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our customer service line at 800-362-3141. Your election to receive reports in paper will apply to all portfolio companies under your contract.